UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 25, 2015

_________________________

INVISA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50081	65-1005398
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1800 2nd Street, Suite 970

Sarasota, FL 34236

(Address of principal executive offices)

(941) 906-8580

(Registrant’s telephone number, including area code)

1800 2nd Street, Suite 965

Sarasota, FL 34236

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Name Change.

On April 29, 2015, the Board of Directors adopted an amendment to Article I of the Articles of Incorporation to change the registrant’s name to Uniroyal Global Engineered Products, Inc. and directed that the amendment be submitted to the registrant’s stockholders. On June 25, 2015, the registrant’s stockholders approved the amendment. On June 29, 2015, the registrant filed its Amended and Restated Articles of Incorporation with the Secretary of State of Nevada. The change of name will be effective on July 15, 2015.

A copy of the Amended and Restated Articles of Incorporation is filed herewith as Exhibit 3.3.

Item 5.07	Submission of Matters to a Vote of Security HoldersSubmission of Matters to a Vote of Security Holders.

The registrant held its annual meeting of stockholders on June 25, 2015. At the meeting the following actions were taken by the stockholders:

Howard R. Curd, Edmund C. King and John E. Scates were elected as directors for a one-year term. Each nominee was elected as director with the following vote:

Director	Votes in Favor	Votes Opposed	Broker Non-Votes	Disposition

Election of directors:
Howard R. Curd	53,089,019	4,030	2,715,395	Elected
Edmund C. King	53,087,419	5,630	2,715,395	Elected
John E. Scates	53,019,405	73,644	2,715,395	Elected

The stockholders also approved the following matters by the votes indicated:

Matter	Votes in Favor	Votes Opposed	Abstentions	Broker Non-Vote

To amend the Certificate of Incorporation to change the name of the Company	55,805,246	2,899	299

To approve the adoption of the 2015 Stock Option Plan	52,379,263	713,574	212	2,715,395

To ratify the selection of Frazier & Deeter to serve as the independent public accountants of the Company for the fiscal year ending January 3, 2016	55,807,336	749	359

To provide an advisory vote on executive compensation of the Company’s named executive officers	51,464,729	1,625,908	2,412	2,715,395

To provide an advisory vote regarding the frequency of holding future advisory votes on executive compensation of the Company’s named executive officers:
1 year	0	0	0
2 years	0	0	0
3 years	51,446,315	1,644,722	2,012	2,715,395

2

Item 8.01	Other Events: Change in Standard Industrial Code.

The Standard Industrial Code of the Company has been changed from 3823 to 2295 – coated fabrics, non rubber – and 3081 – unsupported films and sheet, to reflect the Company’s primary business.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.3	Amended and Restated Articles of Incorporation of Invisa, Inc.
4.1	Uniroyal Global Engineered Products, Inc. 2015 Stock Option Plan
14.1	Uniroyal Global Engineered Products, Inc. Code of Business Conduct and Ethics
99.1	Press Release issued July 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISA, INC.

	By:	/s/ Edmund C. King
Date: July 1, 2015		Edmund C. King
Chief Financial Officer

3